Exhibit 10.40

BORROWER NAME AND ADDRESS	LENDER NAME AND ADDRESS	LOAN DESCRIPTION
Tower Tech Systems Inc. 101 S. 16th St., P.O. Box 1957 Manitowoc, WI 54221-1957	Investors Community Bank 860 N. Rapids Road P.O. Box 700 Manitowoc, WI 54221-0700	Number 44938102 mab Amount $5,500,000.00 Date 03-21-2008

☐ Refer to the attached Signature Addendum, incorporated herein, for additional Borrowers and their signatures.
COMMERCIAL PROMISSORY NOTE

DATE.  The date of this Promissory Note (Note) is  03-21-2008.

GOVERNING AGREEMENT.  This Note is further governed by the Commercial Loan Agreement between Lender and Borrower dated 03-21-2008, as modified, amended, or supplemented.  All definitions of terms in the Commercial Loan Agreement apply to this Note as well.  Upon execution of this Note, Borrower represents that Borrower has reviewed and is in compliance with all Loan Documents and the Commercial Loan Agreement.

PROMISE TO PAY.  For value received, Borrower promises to pay Lender or Lender’s order, at Lender’s address, ☒ $5,500,000.00 (Principal).

☐  $                  (Principal) or the Borrowing Base, whichever is less.

☐      Single Advance.  Borrower will receive all of this Principal in one advance.  No additional advances are contemplated under this Note.

☒     Multiple Advances.  The Principal amount stated above is the maximum amount of Principal that Borrower may borrow under this Note.  On  03-21-2008

Borrower will receive $  0.00 and future advances are contemplated.  The conditions for future advances are stated in the Commercial Loan Agreement.

INTEREST.  Borrower agrees to pay interest on the outstanding Principal balance of this Note at the rate of 4.348 percent per year until 04-01-2008.

☒   Variable Rate. This rate may then change as follows. The future rate will be 1.750% above The Previous Month Average 30 Day Libor Rate published in the Wall Street Journal.  The rate may change as often as every month.  The rate may never be higher than N/A or less than 4.250%.  A change in the interest rate will affect the amount of each payment and the amount due at maturity.

☒   Post Maturity/Default Interest.  Borrower agrees to pay interest on the unpaid balance of this Note owing after maturity at the applicable rate plus 3.00%.

MATURITY/DEMAND.  This Note is due on 09-21-2008.

PAYMENT.  Borrower agrees to pay this Note as follows unless and until demand is made (if applicable):

Monthly payments of accrued interest calculated on the amount of credit outstanding beginning on 04-21-2008 and principal due on 09-21-2008.  This is a variable rate loan and the payment amounts may change.  The final payment may also change.

All payments must be made in United States dollars.  Each payment Borrower makes on this Note will be applied first to any charges Borrower owes other than Principal and interest, then to interest that is due, and finally to Principal that is due.  If Lender and Borrower agree to a different application of payments, that application will be described on this Note.  The actual amount of Borrower’s final payment will depend upon Borrower’s payment record.

USE OF PROCEEDS:  This loan is for business purposes.

WAIVERS AND CONSENT.  Borrower waives protest, presentment for payment, demand, and notices of acceleration, intent to accelerate, and dishonor (if allowed by law).

☒  ADDITIONAL TERMS.  Each payment Borrower makes on this note will be applied first to interest that is due; then to principal that is due, then to any charges borrower owes; Interest is computed for the actual number of days principal is unpaid on the basis of a 360 day year.  This note is secured by all mortgages, security agreements and other documents granting a lien or a security interest in the borrower’s property to the bank and all guaranties of borrower’s obligations to bank.

☐ Married Borrower. If checked, the obligation evidenced by this note and any agreement securing this note is incurred in the interest of my marriage or family.
☒	(Seal)	☒	(Seal)

Non-Signing Spouse. The undersigned is married to the borrower signing this note, actually knows of the credit extended under this note, and waives any notice of this extension of credit.
☒	(Seal)	☒	(Seal)

SIGNATURES.  By signing under seal, Borrower agrees to the terms contained in this Note. Borrower also acknowledges receipt of a copy of this Note.

BORROWER:

Tower Tech Systems Inc.
Entity Name

/s/ Steven A. Huntington		(Seal)			(Seal)
Signature: Steven A. Huntington, C.F.O.	Date		Signature	Date

		(Seal)			(Seal)
Signature	Date		Signature	Date

LENDER:

Investors Community Bank
Entity Name

/s/ Robert Boerger		(Seal)			(Seal)
Signature: Robert Boerger, Senior Commercial Lender	Date		Signature	Date

Commercial Promissory Note-WI	COMM-NOTE-WI	8/27/2007
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